Exhibit 21

Community Health Systems, Inc.
SUBSIDIARY LISTING

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

5300 Grand Limited Partnership

A Woman’s Place, LLC

Abilene Hospital, LLC

Abilene Merger, LLC

Affinity Health Systems, LLC*

Affinity Hospital, LLC*	d/b/a Trinity Medical Center

Affinity Physician Services, LLC*

Alaska Physician Services, LLC

Alice Hospital, LLC

Alice Surgeons, LLC

Ambulance Services of Dyersburg, Inc.

Ambulance Services of Forrest City, LLC

Ambulance Services of Lexington, Inc.

Ambulance Services of McKenzie, Inc.

Ambulance Services of McNairy, Inc.

American Health Facilities Development, LLC

Anesthesiology Group of Hattiesburg, LLC

Anna Clinic Corp.

Anna Hospital Corporation	d/b/a Union County Hospital

APS Medical, LLC

Arizona ASC Management, Inc.

Arizona DH, LLC

Arizona Medco, LLC

Arkansas Healthcare System Limited Partnership#

ARMC, LP	d/b/a Abilene Regional Medical Center

Arusha LLC*

Augusta Health System, LLC*

Augusta Hospital, LLC*	d/b/a Trinity Hospital of Augusta

Augusta Physician Services, LLC

Barberton Health System, LLC

Barberton Physician Services, LLC

Barstow Healthcare Management, Inc.
Beauco, LLC

Beaumont Medical Center, L.P.

Beaumont Regional, LLC

Berwick Clinic Company, LLC

Berwick Clinic Corp.

Berwick Home Health Private Care, Inc.

Berwick Hospital Company, LLC	d/b/a Berwick Hospital Center

Berwick Hospital Company, LLC

Berwick Medical Professionals, P.C.

BH Trans Company, LLC

BH Trans Corporation

Big Bend Hospital Corporation	d/b/a Big Bend Regional Medical Center

Big Spring Hospital Corporation	d/b/a Scenic Mountain Medical Center

Birmingham Holdings, LLC

Bluffton Health System, LLC	d/b/a Bluffton Regional Medical Center

Bluffton Physician Services, LLC

Brandywine Hospital Malpractice Assistance Fund, Inc.

Brazos Medco, LLC

Brazos Valley of Texas, L.P.

Brazos Valley Surgical Center, LLC

Broken Arrow Medical Group, LLC

Brownsville Clinic Corp.

Brownsville Hospital Corporation	d/b/a Haywood Park Community Hospital

Brownwood Hospital, L.P.	d/b/a Brownwood Regional Medical Center

Brownwood Medical Center, LLC

Bullhead City Clinic Corp.

Bullhead City Hospital Corporation*	d/b/a Western Arizona Regional Medical Center

Bullhead City Hospital Investment Corporation*

Bullhead City Imaging Corporation

BVSC, LLC

Byrd Medical Clinic, Inc.

Carlsbad Medical Center, LLC	d/b/a Carlsbad Medical Center

Carolina Surgery Center, LLC*

Carolinas Medical Alliance, Inc.

Carolinas OB/GYN Medical Group, LLC
Cedar Park Health System, L.P.*	d/b/a Cedar Park Regional Medical Center

Center for Adult Healthcare, LLC

Central Alabama Physician Services, Inc.

Central Arkansas Anesthesia Services, LLC

Central Arkansas Pharmacy, LLC

Central Arkansas Physician Services, LLC

Central Arkansas Real Property, LLC

Centre Clinic Corp.

Centre Home Care Corporation

Centre Hospital Corporation	d/b/a Cherokee Medical Center

Centre RHC Corp.

Chesterfield Clinic Corp.

Chesterfield/Marlboro, L.P.	d/b/a Marlboro Park Hospital; Chesterfield General Hospital

Chestnut Hill Clinic Company, LLC*

Chestnut Hill Health System, LLC*

CHHS ALF Company, LLC*

CHHS Development Company, LLC*

CHHS Holdings, LLC

CHHS Hospital Company, LLC*	d/b/a Chestnut Hill Hospital

CHHS Rehab Company, LLC*

CHS Kentucky Holdings, LLC

CHS Pennsylvania Holdings, LLC

CHS Realty Holdings I, Inc.

CHS Realty Holdings II, Inc.

CHS Realty Holdings Joint Venture

CHS Virginia Holdings, LLC

CHS/Community Health Systems, Inc.

Claremore Anesthesia, LLC

Claremore Diagnostic Center, LLC

Claremore Internal Medicine, LLC

Claremore Physicians, LLC

Claremore Regional Hospital, LLC	d/b/a Claremore Regional Hospital

Clarksville Health System, G.P.*	d/b/a Gateway Health System

Clarksville Holdings, LLC

Clarksville Imaging Center, LLC#

Clarksville Physician Services, G.P.*

Cleveland Clinic Corp.

Cleveland Hospital Corporation

Cleveland Medical Clinic, Inc.

Cleveland PHO, Inc.

Cleveland Regional Medical Center, L.P.	d/b/a Cleveland Regional Medical Center

Clinico, LLC

Clinton County Health System, LLC

Clinton Hospital Corporation	d/b/a Lock Haven Hospital

Coatesville Clinic Company, LLC

Coatesville Hospital Corporation	d/b/a Brandywine Hospital

C-OK, LLC

College Station Hospital, L.P.	d/b/a College Station Medical Center

College Station Medical Center, LLC

College Station Merger, LLC

Colonial Heights Imaging, LLC

Community GP Corp.

Community Health Care Partners, Inc.

Community Health Investment Company, LLC

Community Health Network, Inc.

Community Health Systems Foundation

Community Health Systems Professional Services Corporation

Community Health Systems, Inc.

Community Information Network, Inc.#

Community Insurance Group, LTD.

Community LP Corp.

Consolidated Hospital Laundry Services, Inc.#

Coronado Hospital, LLC

Coronado Medical, LLC

Cottage Home Options, L.L.C.

Cottage Rehabilitation and Sports Medicine, L.L.C.#

Coventry Clinic Company, LLC

CP Hospital GP, LLC

CPLP, LLC

Crestview Hospital Corporation*	d/b/a North Okaloosa Medical Center

Crestview Professional Condominiums

Association, Inc.*

Crestview Surgery Center, L.P.

Crestwood Healthcare, L.P.*	d/b/a Crestwood Medical Center

Crestwood Hospital LP, LLC

Crestwood Hospital, LLC

Crestwood Surgery Center, LLC*

Crossroads Community Hospital Malpractice

Assistance Fund, Inc.

Crossroads Healthcare Management, LLC#

Crossroads Physician Corp.

CSDS, LLC

CSMC, LLC

CSRA Holdings, LLC

Cullman County Medical Clinic, Inc.

Cullman Hospital Corporation

Cullman Surgery Venture Corp.

Dallas Phy Service, LLC

Dallas Physician Practice, L.P.

Day Surgery, Inc.

Deaconess Health System, LLC*	d/b/a Deaconess Hospital

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Deaconess Metropolitan Physicians, LLC

Deaconess Physician Services, LLC

Deming Clinic Corporation

Deming Hospital Corporation	d/b/a Mimbres Memorial Hospital

Denton ASC-GP, LLC

Denton Surgery Center, L.P.*

DeQueen Regional I, LLC

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DFW Physerv, LLC

DHSC, LLC*	d/b/a Affinity Medical Center -- Doctors Campus; Affinity Medical Center -- Massillon

Diagnostic Imaging Management of Brandywine Valley, LLC

Diagnostic Imaging of Brandywine Valley, LP

Doctors Hospital Physician Services, LLC*

Doctors Medical Center, LLC

Doctors of Laredo, LLC

Douglas Medical Center, LLC

Dukes Health System, LLC	d/b/a Dukes Memorial Hospital

Dukes Physician Services, LLC

Dupont Hospital, LLC*	d/b/a Dupont Hospital

Dyersburg Clinic Corp.

Dyersburg Hospital Corporation	d/b/a Dyersburg Regional Medical Center

E.D. Clinics, LLC

East Tennessee Clinic Corp.

East Tennessee Health Systems, Inc.

Easton Hospital Malpractice Assistance Fund, Inc.

Edge Medical Clinic, Inc.

Edwardsville Ambulatory Surgery Center, LLC*

El Dorado Surgery Center, L.P.*

EL Med, LLC

Emporia Clinic Corp.

Emporia Hospital Corporation	d/b/a Southern Virginia Regional Medical Center

Eufaula Clinic Corp.

Eufaula Hospital Corporation

Evanston Clinic Corp.

Evanston Hospital Corporation	d/b/a Evanston Regional Hospital

Eye Institute of Southern Arizona, LLC

Fairmont Health System, LLC

Fallbrook Hospital Corporation	d/b/a Fallbrook Hospital

Family Home Care, Inc.

Fannin Regional Hospital, Inc.	d/b/a Fannin Regional Hospital

Fannin Regional Orthopaedic Center, Inc.

Farmington Clinic Company, LLC

Farmington Hospital Corporation

Farmington Missouri Hospital Company, LLC	d/b/a Mineral Area Regional Medical Center

Florence ASC Management, LLC

Foley Clinic Corp.

Foley Home Health Corporation

Foley Hospital Corporation	d/b/a South Baldwin Regional Medical Center

Forrest City Arkansas Hospital Company, LLC	d/b/a Forrest City Medical Center

Forrest City Clinic Company, LLC

Forrest City Hospital Corporation

Fort Payne Clinic Corp.

Fort Payne Home Care Corporation

Fort Payne Hospital Corporation	d/b/a DeKalb Regional Medical Center

Fort Payne RHC Corp.

Fort Wayne Cardiac Center, LLC#

Fort Wayne Surgery Center, LLC*

Frankfort Health Partner, Inc.

Franklin Clinic Corp.

Franklin Hospital Corporation	d/b/a Southampton Memorial Hospital

Gadsden Regional Medical Center, LLC	d/b/a Gadsden Regional Medical Center

Gadsden Regional Primary Care, LLC

Galesburg Home Care Corporation

Galesburg Hospital Corporation	d/b/a Galesburg Cottage Hospital

Galesburg In-Home Assistance, Inc.

Garland Managed Care Organization, Inc.

Gateway Malpractice Assistance Fund, Inc.

Gateway Medical Services, Inc.

GCMC, LLC

GH Texas, LLC

GHC Hospital, LLC

Good Hope Health System, LLC

Granbury Hospital Corporation	d/b/a Lake Granbury Medical Center

Granbury Texas Hospital Investment Corporation

Granite City Clinic Corp.

Granite City Hospital Corporation

Granite City Illinois Hospital Company, LLC	d/b/a Gateway Regional Medical Center

Granite City Orthopedic Physicians Company, LLC

Granite City Physicians Corp.

GRB Real Estate, LLC

Greenbrier Valley Anesthesia, LLC

Greenbrier Valley Emergency Physicians, LLC

Greenbrier VMC, LLC	d/b/a Greenbrier Valley Medical Center

Greenville Clinic Corp.

Greenville Hospital Corporation	d/b/a L. V. Stabler Memorial Hospital

GRMC Holdings, LLC

Gulf Coast Hospital, L.P.

Gulf Coast Medical Center, LLC

Hallmark Healthcare Company, LLC

Harris Managed Services, Inc.

Harris Medical Clinics, Inc.

Hartselle Physicians, Inc.

Hattiesburg ASC-GP, LLC

Haven Clinton Medical Associates, LLC

HDP DeQueen, LLC

HDP Woodland Heights, L.P.

HDP Woodland Property, LLC

HDPWH, LLC

Healdsburg of California, LLC

Healthcare of Forsyth County, Inc.

Healthsouth/Woodlands Surgery Center of Cullman, LLC#

HealthTrust Purchasing Group, L.P.#

Healthwest Holdings, Inc.

Heartland Malpractice Assistance Fund, Inc.

Heartland Regional Health System, LLC

Heartland Rural Healthcare, LLC

Heck, Mourning, Smith & Barnes Partnership#

Hefner Pointe Medical Associates, LLC#

HEH Corporation

Hidden Valley Medical Center, Inc.

Highland Health Systems, Inc.

HIH, LLC

Hill Regional Clinic Corp.

Hill Regional Medical Group

Hobbs Medco, LLC

Hobbs Physician Practice, LLC

Hood Medical Group

Hood Medical Services, Inc.

Hospital of Barstow, Inc.	d/b/a Barstow Community Hospital

Hospital of Beaumont, LLC

Hospital of Fulton, Inc.	d/b/a Parkway Regional Hospital

Hospital of Louisa, Inc.	d/b/a Three Rivers Medical Center

Hospital of Morristown, Inc.	d/b/a Lakeway Regional Hospital

Hot Springs National Park Hospital Holdings, LLC*	d/b/a National Park Medical Center

Hot Springs Outpatient Surgery Center, G.P.#

HTI Tucson Rehabilitation, Inc.

Humble Texas Home Care Corporation

Huntington Associates

Huntington Beach Amdeco, LLC

Imaging Diagnostic Center Partnership#

INACTCO, Inc.

In-Home Assistance, L.L.C.

In-Home Medical Equipment Supplies and Services, Inc.

Innovative Recoveries, LLC

IOM Health System, L.P.	d/b/a Lutheran Hospital of Indiana

IRHC, LLC

Jackson Hospital Corporation	d/b/a Kentucky River Medical Center

Jackson Hospital Corporation

Jackson Physician Corp.

Jackson, Tennessee Hospital Company, LLC	d/b/a Regional Hospital of Jackson

Jacksonville Medical Professional Services, LLC

Jennersville Regional Hospital Malpractice Assistance Fund, Inc.

Jonesboro Real Property, LLC

Jourdanton Hospital Corporation	d/b/a South Texas Regional Medical Center

Kay County Clinic Company, LLC

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC	d/b/a Ponca City Medical Center

Kensingcare, LLC

Kentucky River Physician Corporation

King’s Daughters Malpractice Assistance Fund, Inc.

Kirksville Academic Medicine, LLC

Kirksville Clinic Corp.

Kirksville Hospital Company, LLC

Kirksville Missouri Hospital Company, LLC*	d/b/a Northeast Regional Medical Center

Knox Clinic Corp.

Lake Area Physician Services, LLC

Lake Area Surgicare, A Partnership in Commendam*

Lake Wales Clinic Corp.

Lake Wales Hospital Corporation*	d/b/a Lake Wales Medical Center

Lake Wales Hospital Investment Corporation*

Lakeway Hospital Corporation

Lancaster Clinic Corp.

Lancaster Hospital Corporation	d/b/a Springs Memorial Hospital

Lancaster Imaging Center, LLC*

Laredo Hospital, L.P.

Laredo Texas Home Care Services Company, L.P.

Laredo Texas Hospital Company, L.P.*	d/b/a Laredo Medical Center

Las Cruces ASC-GP, LLC

Las Cruces Medical Center, LLC	d/b/a Mountain View Regional Medical Center

Las Cruces Physician Services, LLC

Las Cruces Surgery Center, L.P.*

Lea Regional Hospital, LLC	d/b/a Lea Regional Medical Center

Leesville Diagnostic Center, L.P.*

Leesville Surgery Center, LLC*

Lexington Clinic Corp.

Lexington Hospital Corporation	d/b/a Henderson County Community Hospital

Lindenhurst Illinois Hospital Company, LLC

Lithotripsy Providers of Alabama, LLC#

Lock Haven Clinic Company, LLC

Lock Haven Medical Professionals, P.C.

Logan Hospital Corporation

Logan, West Virginia Hospital Company, LLC

Longview Medical Center, L.P.*	d/b/a Longview Regional Medical Center

Longview Merger, LLC

LRH, LLC

LS Psychiatric, LLC

Lutheran Health Network CBO, LLC

Lutheran Health Network of Indiana, LLC

Lutheran Heart Alliance, LLC#

Lutheran Medical Office Park, Phase II#

Lutheran Musculoskeletal Center, LLC

Lutheran/TRMA Network, LLC#

Macon Healthcare, LLC#

Madison Clinic Corp.

Madison Hospital, LLC

Malulani Health and Medical Center, LLC

Marion Hospital Corporation	d/b/a Heartland Regional Medical Center

Marlboro Clinic Corp.

Martin Clinic Corp.

Martin Hospital Corporation	d/b/a Volunteer Community Hospital

Mary Black Health System LLC*	d/b/a Mary Black Memorial Hospital

Mary Black Medical Office Building Limited Partnership*

Mary Black MOB II, L.P.*

Mary Black Physician Services, LLC

Mary Black Physicians Group, LLC

Massillon Community Health System, LLC*

Massillon Health System, LLC

Mat-Su Regional ASC GP, LLC

Mat-Su Regional Surgery Center, L.P.

Mat-Su Valley II, LLC*

Mat-Su Valley III, LLC*

Mat-Su Valley Medical Center, LLC*	d/b/a Mat-Su Regional Medical Center

MCI Panhandle Surgical, L.P.

McKenzie Clinic Corp.

McKenzie Hospital Company, LLC	d/b/a McKenzie Regional Hospital

McKenzie Physician Services, LLC

McKenzie Tennessee Hospital Company, LLC

McKenzie-Willamette Regional Medical Center

Associates, LLC*	d/b/a McKenzie-Willamette Medical Center

McNairy Clinic Corp.

McNairy Hospital Corporation	d/b/a McNairy Regional Hospital

MCSA, LLC#

Medical Center at Terrell, LLC

Medical Center of Brownwood, LLC

Medical Center of Sherman, LLC

Medical Diagnostic Center Associates, LP#

Medical Holdings, Inc.

Medical Park Hospital, LLC

Medical Park MSO, LLC

MEDSTAT, LLC

Memorial Hospital of Salem Malpractice

Assistance Fund, Inc.

Memorial Hospital, LLC

Memorial Management, Inc.

Mesa View Physical Rehabilitation, LLC#

Mesa View PT, LLC

MHS Ambulatory Surgery Center, Inc.

Mid-America Health Partners, Inc.#

Mid-Plains, LLC

Mineral Area Pharmacy and Durable Medical

Equipment, LLC

Minot Health Services, Inc.

Mission Bay Memorial Hospital, LLC

Missouri Healthserv, LLC

MMC of Nevada, LLC	d/b/a Mesa View Regional Hospital

Moberly Hospital Company, LLC	d/b/a Moberly Regional Medical Center

Moberly Hospital Company, LLC

Moberly Medical Clinics, Inc.

Moberly Physicians Corp.

Mohave Imaging Center, LLC

Morristown Clinic Corp.

Morristown Professional Centers, Inc.

Morristown Surgery Center, LLC

MWMC Holdings, LLC*

National Healthcare of Cleveland, Inc.	d/b/a SkyRidge Medical Center

National Healthcare of Cullman, Inc.	d/b/a Woodland Medical Center

National Healthcare of Decatur, Inc.	d/b/a Parkway Medical Center

National Healthcare of England Arkansas, Inc.

National Healthcare of Hartselle, Inc.	d/b/a Hartselle Medical Center

National Healthcare of Holmes County, Inc.

National Healthcare of Leesville, Inc.	d/b/a Byrd Regional Hospital

National Healthcare of Mt. Vernon, Inc.	d/b/a Crossroads Community Hospital

National Healthcare of Newport, Inc.	d/b/a Harris Hospital

National Park Physician Services, LLC

National Park Real Property, LLC*

Navarro Hospital, L.P.	d/b/a Navarro Regional Hospital

Navarro Regional, LLC

NC-CSH, Inc.

NC-DSH, Inc.

NeuroSpine-Pain Surgery Center, LLC#

NHCI of Hillsboro, Inc.	d/b/a Hill Regional Hospital

North Anaheim Surgicare, LLC

North Okaloosa Clinic Corp.

North Okaloosa Home Health Corp.

North Okaloosa Medical Corp.*

North Okaloosa Surgery Venture Corp.

Northampton Clinic Company, LLC

Northampton Home Care, LLC

Northampton Hospital Company, LLC	d/b/a Easton Hospital

Northampton Hospital Company, LLC

Northampton Physician Services Corp.

Northeast Medical Center, L.P.

Northwest Allied Physicians, LLC

Northwest Arkansas Employees, LLC

Northwest Arkansas Hospitals, LLC*	d/b/a Northwest Medical Center -- Bentonville; Northwest Medical Center -- Springdale; Willow Creek Women’s Hospital

Northwest Benton County Physician Services, LLC

Northwest Hospital, LLC	d/b/a Northwest Medical Center

Northwest Indiana Health System, LLC*

Northwest Marana Hospital, LLC

Northwest Medical Center CT/MRI at Marana, LLC#

Northwest Physicians, LLC

Northwest Rancho Vistoso Imaging Services, LLC

Northwest Tucson ASC-GP, LLC

Northwest Tucson Surgery Center, L.P.*

NOV Holdings, LLC

Novasys Health Network, L.L.C.#

NPMC, Home Health, LLC

NPMC, LLC

NRH, LLC

Oak Hill Clinic Corp.

Oak Hill Hospital Corporation	d/b/a Plateau Medical Center

Odessa, LLC

Ohio Sleep Disorders Centers, LLC#

Oklahoma City ASC-GP, LLC

Oklahoma City Surgery Center, L.P.

Olive Branch Clinic Corp.

Olive Branch Hospital, Inc.

OPRMC, LLC

Oregon Healthcorp, LLC

Oro Valley Hospital, LLC	d/b/a Northwest Medical Center

Pacific East Division Office, L.P.

Pacific Group ASC Division, Inc.

Pacific Physicians Services, LLC

Pacific West Division Office, LLC

Pain Management Join Venture, L.L.P.#

Palm Drive Hospital, L.P.

Palm Drive Medical Center, LLC

Palmer-Wasilla Health System, LLC

Palmetto Women’s Care, LLC

Pampa Hospital, L.P.

Pampa Medical Center, LLC

Panhandle Medical Center, LLC

Panhandle Property, LLC

Panhandle Surgical Hospital, L.P.

Panhandle, LLC

Parkway Medical Clinic, Inc.

Parkway Regional Medical Clinic, Inc.

Payson Healthcare Management, Inc.

Payson Hospital Corporation	d/b/a Payson Regional Medical Center

PDMC, LLC

Pecos Valley of New Mexico, LLC

Peerless Healthcare, LLC

Pennsylvania Hospital Company, LLC

Pennsylvania Medical Professionals, P.C.

Petersburg Clinic Company, LLC

Petersburg Hospital Company, LLC	d/b/a Southside Regional Medical Center

Phillips & Coker OB-GYN, LLC

Phillips Clinic Corp.

Phillips Hospital Corporation	d/b/a Helena Regional Medical Center

Phoenix Amdeco, LLC

Phoenix Surgical, LLC

Phoenixville Clinic Company, LLC

Phoenixville Hospital Company, LLC	d/b/a Phoenixville Hospital

Phoenixville Hospital Malpractice Assistance Fund, Inc.

Physician Practice Support, Inc.

Physicians and Surgeons Hospital of Alice, L.P.

Physicians’ Surgery Center of Florence, LLC

Phys-Med, LLC

Piney Woods Healthcare System, L.P.*	d/b/a Woodland Heights Medical Center

Plymouth Hospital Corporation

Polk Medical Services, Inc.

Ponca City Home Care Services, Inc.

Porter Health Services, LLC

Porter Hospital, LLC*	d/b/a Porter Hospital

Porter Physician Services, LLC

Pottstown Clinic Company, LLC

Pottstown Hospital Company, LLC	d/b/a Pottstown Memorial Medical Center

Pottstown Hospital Corporation

Pottstown Imaging Company, LLC

Pottstown Memorial Malpractice Assistance Fund, Inc.

PremierCare of Arkansas, LLC#

PremierCare Super PHO, LLC

Premiere Care Hospital, LLC

Primary Medical, LLC

Procure Solutions, LLC

Professional Account Services Inc.

Psychiatric Services of Paradise Valley, LLC

QHG Georgia Holdings, Inc.

QHG Georgia, L.P.

QHG of Barberton, Inc.

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.	d/b/a Medical Center Enterprise

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of Jacksonville, Inc.	d/b/a Jacksonville Medical Center

QHG of Kenmare, Inc.

QHG of Lake City, Inc.

QHG of Massillon, Inc.

QHG of Minot, Inc.

QHG of Ohio, Inc.

QHG of South Carolina, Inc.	d/b/a Carolinas Hospital System

QHG of Spartanburg, Inc.

QHG of Springdale, Inc.

QHG of Texas, Inc.

QHG of Warsaw Company, LLC

QHR International, LLC

Quorum ELF, Inc.

Quorum Health Resources, LLC

Quorum Health Services, Inc.

Red Bud Clinic Corp.

Red Bud Hospital Corporation

Red Bud Illinois Hospital Company, LLC	d/b/a Red Bud Regional Hospital

Redimed DeKalb, LLC#

Regional Cancer Treatment Center, LP#

Regional Hospital of Longview, LLC

Rehab Hospital of Fort Wayne General

Partnership

River Region Medical Corporation

River to River Heart Group, LLC

River West Home Care, LLC

Riverside MSO, LLC#

Roswell Clinic Corp.

Roswell Community Hospital Investment Corporation

Roswell Hospital Corporation	d/b/a Eastern New Mexico Medical Center

Russell County Clinic Corp.

Russell County Medical Center, Inc.

Russellville Holdings, LLC	d/b/a St. Mary’s Regional Medical Center

Ruston Clinic Company, LLC

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC	d/b/a Northern Louisiana Medical Center

SACMC, LLC

Salem Clinic Corp.

Salem Hospital Corporation	d/b/a The Memorial Hospital of Salem County

Salem Medical Professionals, P.C.

Samaritan Surgicenters of Arizona II, LLC

San Angelo Ambulatory Surgery Center, Ltd.#

San Angelo Community Medical Center, LLC

San Angelo Hospital, L.P.	d/b/a San Angelo Community Medical Center

San Angelo Medical, LLC

San Diego Hospital, L.P.

San Leandro, LLC

San Leandro Hospital, L.P.

San Leandro Medical Center, LLC

San Leandro Surgery Center, Ltd.#

San Miguel Clinic Corp.

San Miguel Hospital Corporation	d/b/a Alta Vista Regional Hospital

Scenic Managed Services, Inc.

Schuylkill Internal Medicine Associates, LLC

SDH, LLC

Searcy Holdings, LLC

Sebastopol, LLC

Senior Circle Association (not-for-profit)

Shelbyville Clinic Corp.

Shelbyville Hospital Corporation	d/b/a Bedford County Medical Center

Sherman Hospital, L.P.

Sherman Medical Center, LLC

Silsbee Doctors Hospital, L.P.

Silsbee Medical Center, LLC

Silsbee Texas, LLC

Silver Creek MRI, LLC*

SkyRidge Clinical Associates, LLC

SLH, LLC

SMMC Medical Group

Software Sales Corp.

South Alabama Managed Care Contracting, Inc.

South Alabama Medical Management Services, Inc.

South Alabama Physician Services, Inc.

South Arkansas Clinic, LLC

South Arkansas Physician Services, LLC#

South Tulsa Medical Group, LLC

SouthCrest Anesthesia Group, LLC

SouthCrest Medical Group, LLC

SouthCrest Surgery Center, L.P.*

SouthCrest, L.L.C.	d/b/a SouthCrest Hospital

Southeast Alabama Maternity Center, LLC#

Southern Chester County Medical Building I#

Southern Chester County Medical Building II#

Southern Illinois Medical Care Associates, LLC

Southern Texas Medical Center, LLC

Sparta Hospital Corporation	d/b/a White County Community Hospital

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Springdale/Bentonville ASC-GP, LLC

Springdale/Bentonville Surgery Center, L.P.*

Sprocket Medical Management, LLC

St. Joseph Health System, LLC	d/b/a St. Joseph Health System

St. Joseph Medical Group, Inc.

St. Mary’s Physician Services, LLC

St. Mary’s Real Property, LLC

Summerlin Hospital Medical Center, LLC#

Summit Surgical Suites, LLC#

Sunbury Clinic Company, LLC

Sunbury Hospital Company, LLC*	d/b/a Sunbury Community Hospital

Surgical Center of Amarillo, LLC

Surgical Center of Carlsbad, LLC

Surgicare of Independence, Inc.

Surgicare of San Leandro, Inc.

Surgicare of Sherman, Inc.

Surgicare of Southeast Texas I, LLC

Surgicare of Victoria, Inc.

Surgicare of Victoria, Ltd.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicenter of Johnson County, Inc.

Surgicenters of America, Inc.

TAC-SPC, Ltd.

Tennyson Holdings, LLC

Terrell Hospital, L.P.

Terrell Medical Center, LLC

The Intensive Resource Group, LLC

The Surgery Center of Salem County, L.L.C.*

The Vicksburg Clinic, LLC

Three Rivers Medical Clinics, Inc.

Timberland Medical Group

Tooele Clinic Corp.

Tooele Hospital Corporation	d/b/a Mountain West Medical Center

Triad Corporate Services, Limited Partnership

Triad CSGP, LLC

Triad CSLP, LLC

Triad DeQueen Regional Medical Center, LLC

Triad Healthcare Corporation

Triad Healthcare System of Phoenix, L.P.

Triad Holdings III, LLC

Triad Holdings IV, LLC

Triad Holdings V, LLC

Triad Holdings VI, Inc.

Triad Indiana Holdings, LLC

Triad Nevada Holdings, LLC

Triad of Alabama, LLC	d/b/a Flowers Hospital

Triad of Arizona (L.P.), Inc.

Triad of Oregon, LLC

Triad of Phoenix, Inc.

Triad RC, Inc.

Triad Texas, LLC

Triad-Arizona I, Inc.

Triad-ARMC, LLC

Triad-Denton Hospital GP, LLC

Triad-Denton Hospital, L.P.

Triad-El Dorado, Inc.

Triad-Medical Center at Terrell Subsidiary, LLC

Triad-Medical Center of Sherman Subsidiary, LLC

Triad-Navarro Regional Hospital Subsidiary, LLC

Triad-South Tulsa Hospital Company, Inc.

Triad-Willow Creek, LLC

Tri-Irish, Inc.

Tri-Shell 37 LLC

Tri-World, LLC

TROSCO, LLC

Troy Hospital Corporation

Trufor Pharmacy, LLC

TTHR Limited Partnership*	d/b/a Presbyterian Hospital of Denton

Tucson Rehabilitation, LLC

Tuscora Park Medical Specialists, LLC

Valley Health System, LLC#

Vanderbilt-Gateway Cancer Center, G.P.#

VFARC, LLC

VHC Holdings, LLC

VHC Medical, LLC

Vicksburg Healthcare, LLC	d/b/a River Region Medical Center

Vicksburg Surgical Center, LLC

Victoria Functional Assessment & Restoration Ltd.

Victoria Hospital, LLC

Victoria of Texas, L.P.	d/b/a DeTar Hospital Navarro; DeTar Hospital North

Village Medical Center Associates, LLC

Virginia Hospital Company, LLC

VMF Medical, LLC

Wagoner Community Hospital, LLC

WAMC, LLC

Warsaw Health System, LLC*	d/b/a Kosciusko Community Hospital

Washington Clinic Corp.

Washington Hospital Corporation

Washington Physician Corp.

Watsonville Hospital Corporation	d/b/a Watsonville Community Hospital

Waukegan Clinic Corp.

Waukegan Hospice Corp.

Waukegan Hospital Corporation

Waukegan Illinois Hospital Company, LLC	d/b/a Vista Medical Center East; Vista Medical Center West

Weatherford Hospital Corporation

Weatherford Texas Hospital Company, LLC	d/b/a Weatherford Regional Medical Center

Webb Hospital Corporation

Webb Hospital Holdings, LLC

Wesley Health System, LLC	d/b/a Wesley Medical Center

Wesley HealthTrust, Inc.

Wesley Physician Services, LLC

West Anaheim Hospital, L.P.

West Anaheim Medical Center, LLC

West Anaheim, LLC

West Grove Clinic Company, LLC

West Grove Home Care, LLC

West Grove Hospital Company, LLC	d/b/a Jennersville Regional Hospital

West Grove Hospital Company, LLC

West Virginia MS, LLC

Western Arizona Regional Home Health and

Hospice, Inc.

Western Illinois Kidney Center, L.L.C.#

Wharton Medco, LLC

White County Physician Services, Inc.

WHMC, LLC

Wichita Falls Texas Home Care Corporation

Wichita Falls Texas Private Duty Corporation

Willamette Community Medical Group, LLC

Willamette Valley Clinics, LLC

Willamette Valley Medical Center, LLC	d/b/a Willamette Valley Medical Center

Williamston Clinic Corp.

Williamston Hospital Corporation	d/b/a Martin General Hospital

WM Medical, LLC

Women & Children’s Hospital, LLC	d/b/a Women & Children’s Hospital

Women’s Health Care Associates of

Phoenixville, LLC

Woodland Heights Medical Center, LLC

Woodward Clinic Company, LLC

Woodward Health System, LLC	d/b/a Woodward Hospital